UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 2, 2017

BUFFALO WILD WINGS, INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-24743	31-1455915
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Wayzata Boulevard, Suite 1600 Minneapolis, Minnesota	55416
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   952-593-9943

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b 2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 2, 2017, the Compensation Committee of the Board of Directors of Buffalo Wild Wings, Inc. (the “Company”) granted restricted stock unit (“RSU”) awards under the Company’s 2012 Equity Incentive Plan (the “Plan”) to certain of the Company’s executive officers, including certain of its named executive officers. Alexander H. Ware, Chief Financial Officer, received 3,630 RSUs, James M. Schmidt, Chief Operating Officer received 5,024 RSUs, and Emily C. Decker, Senior Vice President, General Counsel and Secretary received 2,509 RSUs. The committee also approved a form of RSU Award Agreement to evidence each RSU award, the text of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.
The RSU awards are scheduled to vest in two substantially equal installments on July 1, 2018 and June 30, 2019. If the participant’s employment terminates at any time prior to June 30, 2019, the RSU award will terminate and the participant will forfeit any unvested RSUs subject to the award. If, however, employment is terminated due to death or disability (as defined in the Plan), then a pro rata portion (based on the number of full fiscal months during which the participant was actively employed) of the number of RSUs that would have vested on the next scheduled vesting date if the participant’s employment had continued will vest. If the participant’s employment is terminated without cause (as defined in the Plan), resigns for good reason (as defined in the RSU Agreement), or retires after July 1, 2018 but before June 30, 2019, all unvested RSUs subject to the award will vest immediately as of the date of the termination of employment.
If a change in control of the Company (as defined in the RSU Agreement) occurs before the scheduled vesting date of the RSU awards, the RSUs will be subject to accelerated vesting and settlement only if an participant’s employment is terminated without cause, or the participant resigns for good reason, within one year after the change in control, or if the surviving entity in the change in control transaction refuses to continue, assume or replace the awards.

Item 9.01.	Financial Statement and Exhibits.
(d)    Exhibits.

Exhibit	Description
10.1	Form of Restricted Stock Unit Award under the 2012 Equity Incentive Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUFFALO WILD WINGS, INC.

Date: June 9, 2017	By	/s/ Emily C. Decker
Emily C. Decker
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
10.1	Form of Restricted Stock Unit Award under the 2012 Equity Incentive Plan.	Filed Electronically